SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                                 ACP Funds Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)       Title of each class of securities to which transaction applies:

       2)       Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)       Proposed maximum aggregate value of transaction:

       5)       Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:

       2)       Form, Schedule or Registration Statement No.:

       3)       Filing Party:

       4)       Date Filed:

                                 ACP FUNDS TRUST

                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

Dear Shareholder:

A Special Meeting of Shareholders (the "Meeting") of the ACP Adviser Series Strategic Opportunities Fund and ACP Advantage Strategic Opportunities Fund (each a "Fund" and collectively, the "Funds") of ACP Funds Trust (the "Trust") has been scheduled for Friday, June 3, 2005, at 4:30 p.m. Eastern Time. If you are a shareholder of record as of the close of business on Thursday, March 31, 2005, you are entitled to vote at the Meeting and any adjournment of the Meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the internet or by telephone by following the enclosed instructions to utilize those methods of voting.

The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

         1. To approve a new Distribution and Shareholder Services Plan for all Funds.

         2. To approve the retention or payment of fees paid to or incurred by financial institutions and intermediaries for the period March 21, 2004 through the effective date of the proposed new Distribution and Shareholder Services Plan.

         3. To act on any other business properly brought before the meeting.

The Board of Trustees unanimously recommend that shareholders vote "For" each proposal. We encourage you to support the Trustees' recommendations. Your vote is important to us. Please do not hesitate to call 610-993-9999 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund(s).

                                              Sincerely,

                                              /s/ Gary Shugrue

                                              Gary Shugrue
                                              President
May 12, 2005

                                IMPORTANT NOTICE

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of each proposal to be voted on at the Meeting.

                              QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving this Proxy Statement because you have the right to vote on these important proposals concerning your investment in the Funds. The proposals relate to the lapse of the Funds' Distribution and Shareholder Services Plan.

Q.   WHY AM I BEING ASKED TO VOTE ON THE DISTRIBUTION AND SHAREHOLDER SERVICES
     PLAN?

A. Due to the inadvertent expiration of the Fund's original distribution plan on March 21, 2004, shareholders of each of the Funds are being asked to approve a new Distribution and Shareholder Services Plan for the Trust pursuant to Rule 12b-1 under the 1940 Act. The proposed new plan will be substantially similar to the plan that lapsed on March 21, 2004.

Q. WHY AM I BEING ASKED TO VOTE ON THE PAYMENT OF FEES TO CERTAIN FINANCIAL INSTITUTIONS AND INTERMEDIARIES?

A. Despite the inadvertent expiration of the original distribution plan on March 21, 2004, the Trust, on behalf of the Funds, has continued to compensate financial institutions and intermediaries for services provided to the Funds. Your approval is necessary to permit those parties to retain all payments, as compensation for services provided, and to be provided, since March 21, 2004 through the effective date of the new Distribution and Shareholder Services Plan.

Q.   HOW DO THE CURRENT TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" each proposal. Please see "Recommendations of the Board" for a discussion of the advantages of enlarging the Board.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. Each Portfolio will continue to be managed in accordance with the Trust's registration statement as filed with the Securities and Exchange Commission and as amended from time to time.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that each proposal can be acted upon. We encourage all Shareholders to participate in the governance of their Trust. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 610-993-9999 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.   WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize this method of voting.

                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC

                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 3, 2005

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the ACP Adviser Series Strategic Opportunities Fund and ACP Advantage Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of the ACP Funds Trust (the "Trust") will be held at the offices of Ascendant Capital Partners, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on Friday,
June 3, 2005 at 4:30 p.m. Eastern Time.

         At the Meeting, shareholders will be asked to consider and act on the following proposals:

         1. To approve a new Distribution and Shareholder Services Plan for all Funds.

         2. To approve the retention or payment of fees paid to or incurred by financial institutions and intermediaries for the period March 21, 2004 through the effective date of the proposed new Distribution and Shareholder Services Plan.

         3. To act on any other business properly brought before the meeting.

All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

Shareholders of record at the close of business on Thursday, March 31, 2005 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

                                              By Order of the Board of Trustees,

                                              /s/ Gary Shugrue

                                              Gary Shugrue
                                              President

May 12, 2005

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 PROXY STATEMENT

                                 ACP FUNDS TRUST

                         1235 Westlakes Drive, Suite 130
                                Berwyn, PA 19312

                     SPECIAL MEETING OF SHAREHOLDERS OF THE

                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

                       TO BE HELD ON FRIDAY, JUNE 3, 2005


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ACP Funds Trust (the "Trust") for use at the Special Meeting of Shareholders to be held Friday, June 3, 2005 at 4:30 p.m. Eastern Time at the offices of Ascendant Capital Partners, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the ACP Adviser Series Strategic Opportunities Fund and ACP Advantage Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of record at the close of business on Thursday, March 31, 2005 ("Shareholders") are entitled to vote at the Meeting.

As of March 31, 2005, the Portfolios had the following units of beneficial interest ("shares") issued and outstanding:

         PORTFOLIO                                            SHARES OUTSTANDING
         ---------                                            ------------------
         ACP Adviser Series Strategic Opportunities Fund      44,893.97
         ACP Advantage Strategic Opportunities Fund           73,780.7198

Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Forty percent (40%) of the Trust's shares entitled to vote on the proposals constitutes a quorum.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust and officers and employees of Ascendant Capital Partners, LLC, the investment manager to the Funds, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Trust will not bear any of the costs of the Shareholders' Meeting or proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about May 12, 2005.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by an officer of the Trust at 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

The Trust is organized as a Delaware statutory trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Trust to consider and vote on the approval of a new Distribution and Shareholder Services Plan (the "Proposed Distribution Plan"). The Proposed Distribution Plan is substantially similar to the plan previously approved by the Funds' initial shareholder and the Trust's Board of Trustees. A form of the Proposed Distribution Plan is attached as an appendix to this proxy statement.

PRIOR BOARD APPROVAL OF THE PLAN
Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") provides that a fund acting as distributor of its own shares may receive distribution payments only in accordance with a written plan of distribution initially approved by a majority of the fund's outstanding shares and by the fund's board of trustees, including a majority of the fund's Independent Trustees. Rule 12b-1 further requires a fund's board of trustees, including the majority of its Independent Trustees having no direct or indirect financial interest in the plan of distribution, to annually approve the continuation of the plan at an in-person meeting. Should a plan lapse, a new distribution plan may be adopted only with the approval of a majority of the fund's outstanding voting securities.

As more fully described below, at the time of its commencement of operations on March 21, 2003, the Trust, on behalf of each of the Funds, entered into adopted a Distribution and Shareholder Services Plan. Rule 12b-1 requires that the plan shall continue in effect for a period of more than one year only if such continuance is specifically approved at least annually by a vote of the board of trustees of the Trust, and of the trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan. Under the normal course of events, the Trust's Board holds an annual in-person meeting in March of each year to consider the continuation of the plan for the following year. However, due to an administrative oversight, the plan was inadvertently allowed to lapse on March 21, 2004. Because the Board did not vote to continue the plan, the plan lapsed, and now a new distribution and shareholder services plan may be adopted only with the approval of a majority of each fund's outstanding voting securities.

CURRENT SHAREHOLDER APPROVAL
Having determined that the Funds were without a valid plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, the Investment Manager requested the Trust's Board to consider approving a new plan of distribution substantially similar to the one that lapsed in March 2004. At its March 21, 2005 meeting, the Board approved a new plan of distribution and determined that such plan of distribution be submitted to the Funds' shareholders for their approval.

At the March 21, 2005 meeting, the Board was also asked to consider whether financial institutions and other intermediaries may retain those distribution fees that had been paid to them since March 21, 2004 under the expired plan of distribution. Having so approved, the Board determined that the Funds' shareholders should also vote whether to permit financial institutions and other intermediaries to retain those fees received since March 21, 2004 through such time that the Funds' shareholders approve the Proposed Distribution Plan.

PROPOSAL 1. APPROVAL OF NEW DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Shareholders of each of the Funds are being asked to approve a new distribution plan for the Trust pursuant to Rule 12b-1 under the 1940 Act. The Proposed Distribution Plan will be substantially similar to the plan that lapsed on March 21, 2004. A form of the Proposed Distribution Plan is attached as Appendix A.

ORIGINAL DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
The Trust, on behalf of each Fund adopted a distribution plan dated November 1, 2002 ("Original Distribution Plan"), in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 permits the Funds to use a portion of their assets to pay distribution fees for the sale and distribution of their shares only pursuant to a written plan. Under the Original Distribution Plan, each Fund pays a distribution fee at an annual rate of up to 0.75% of the Fund's average daily net assets, and a shareholder services fee at an annual rate of up to 0.25% of the Fund's average daily net assets.

The Board's last valid approval of the Original Distribution Plan occurred on November 1, 2002, and the Funds commenced operations on March 21, 2003. The Board's approval on March 21, 2005, as discussed above, occurred after the Plan lapsed on March 21, 2004. Despite the expiration of the Original Distribution Plan, financial institutions and other intermediaries have continued to provide the Funds with the services called for under the Plan and to receive a fee from each of the Funds pursuant to the terms of the Plan.

For the fiscal year ended December 31, 2004, the following distribution fees were paid pursuant to the Plan by the ACP Adviser Series Strategic Opportunities Fund and ACP Advantage Strategic Opportunities Fund, respectively: $825 and $2,801. These amounts represented 0.25% of the average daily net assets of the ACP Adviser Series Strategic Opportunities Fund, and 0.75% of the average daily net assets of the ACP Advantage Strategic Opportunities Fund.

For the fiscal year ended December 31, 2004, the following shareholder servicing fees were paid pursuant to the Plan by the ACP Adviser Series Strategic Opportunities Fund and ACP Advantage Strategic Opportunities Fund, respectively:
$825 and $934. These amounts represented 0.25% of the average daily net assets of each Fund.

NEW DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
The terms of the Proposed Distribution Plan approved by the Board pursuant to Rule 12b-1 and proposed for shareholder approval is similar in all material respects to the Original Distribution Plan. Under the Proposed Distribution Plan, the Funds will pay a fee for distributing Fund shares at the annual rate of 0.25% of average daily net assets of the Fund shares for the ACP Adviser Series Strategic Opportunities Fund, and 0.75% of average daily net assets of the Fund shares for the ACP Advantage Strategic Opportunities Fund. However, unlike the Original Distribution Plan, which provided only for payments from the Trust to a distributor, the Proposed Plan specifically provides that the Trust may compensate financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and mutual fund supermarkets ("Firms"), as well as a distributor, if any, for offering shares of each Fund and for providing services to shareholders.

Distribution fees may be used by a distributor for services in connection with distribution assistance and a distributor may use this fee as a source of payments to Firms, including a distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. Shareholder servicing fees may be used to provide one or more of the following shareholder services: (i) maintaining Shareholder accounts; (ii) arranging for bank wires; (iii) responding to Shareholder inquiries relating to the services performed by a distributor and/or Firms; (iv) responding to inquiries from Shareholders concerning their investment in shares;
(v) assisting Shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to Shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds to Shareholders, such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices; (viii) processing purchase, exchange and redemption requests from Shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of Shareholders. A distributor may also use this fee for payments to Firms and a distributor and/or Firms' affiliates and subsidiaries, who have entered into agreements with a distributor, as compensation for such services.

The Proposed Distribution Plan will continue in effect as to each Fund from year to year if specifically approved annually: (i) by the majority of such Fund's outstanding voting shares or by the Board of Trustees; and (ii) by the vote of a majority of the Independent Trustees. While the Plan remains in effect, the Trust shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Proposed Distribution Plan may not be amended to materially increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by the Board and by the Independent Trustees cast in person at a meeting called specifically for that purpose.

BOARD DELIBERATIONS
In approving the Proposed Distribution Plan and in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, considered various factors, including: (i) whether the Plan will result or has resulted in a benefit to the Funds' shareholders by resolving or alleviating existing problems or circumstances of the Funds; (ii) the merits of alternative distribution methods, including the imposition of a sales charge; (iii) the interrelationship between the Plan and the activities of other persons financing the distribution of Fund shares; (iv) the extent to which third parties may benefit from the Plan and how these benefits compare to the benefits experienced by the Funds from the Plan; and (v) the intended use of the Plan fees by a distributor or other financial institutions and intermediaries for the coming year. Specifically, the Board considered that the Proposed Distribution Plan would encourage financial institutions and intermediaries to offer the funds to potential shareholders, and to provide existing shareholders with beneficial services. Additionally, the Board recognized that distribution and shareholder servicing payments to financial institutions and intermediaries would place the Funds on equal footing with other funds that charge similar fees. Based on these and other factors, the Board determined that there is a reasonable likelihood that the Proposed Distribution Plan will benefit the Funds' shareholders.

VOTE REQUIRED FOR PROPOSAL 1
Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

                    THE TRUSTEES RECOMMEND THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

PROPOSAL 2. APPROVAL OF FEES PAID TO CERTAIN FINANCIAL INSTITUTIONS AND
            INTERMEDIARIES

Despite the inadvertent expiration of the Original Distribution Plan on March 21, 2004, each Fund has continued to compensate certain financial institutions and intermediaries at a rate equal to 0.25% of the average daily net assets of the ACP Adviser Series Strategic Opportunities Fund, and 0.75% of the average daily net assets of the ACP Advantage Strategic Opportunities Fund, for distribution services provided to each Fund. The type and level of distribution services provided during this period has been the same provided under the Original Distribution Plan.

For the period January 1, 2004 through March 31, 2005, the following distribution and shareholder servicing fees were paid pursuant to the Plan by the ACP Adviser Series Strategic Opportunities Fund and ACP Advantage Strategic Opportunities Fund, respectively: $2,946.15 and $5,517.29. These amounts represented a maximum of 0.50% (0.25% for distribution and 0.25% for shareholder servicing) of the average daily net assets of the ACP Adviser Series Strategic Opportunities Fund, and 1.00% (0.75% for distribution and 0.25% for shareholder servicing) of the average daily net assets of the ACP Advantage Strategic Opportunities Fund.

The Investment Manager, relying on equitable principles, has also sought Board approval to allow financial institutions and intermediaries to avoid an economic burden and retain all payments, as compensation for services provided, and to be provided, since March 21, 2004 through the effective date of the Proposed Distribution Plan. In granting their unanimous approval, the Trustees considered the nature and the quality of the services that financial institutions and intermediaries have performed for the Funds since March 21, 2004. The Trustees also considered the fact that:

     o the 1940 Act permits a court to enforce an invalid distribution plan should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

     o should Board or shareholder approval be withheld, the financial institutions and intermediaries will likely seek to retain some or all of these payments (and be paid some or all of the escrowed payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Distribution Plan, the unintended lapse of which had resulted from a simple administrative error;

     o the Funds and their shareholders have experienced no economic harm during the applicable period when no effective distribution plan was in place for the Trust and the amounts that were paid would have been no more than what the Funds would have paid had the Original Distribution Plan remained in effect; and finally,

     o but for failing to meet the technical requirements of the 1940 Act, the Board had intended that the Original Distribution Plan continue uninterrupted for the current year.

Having unanimously approved the Investment Manager's request that certain financial institutions and intermediaries each be permitted to retain all fees paid, and all fees to be paid, to them since March 21, 2004 through the effective date of the Proposed Distribution Plan, the Board determined that it was in the best interest of the Funds and their shareholders to submit the matter for final approval by the Funds' shareholders. Approval of Proposal 2 requires the vote of a majority of the shares of each Fund entitled to vote on the Proposal voted in person or by proxy at the Meeting.

                    THE TRUSTEES RECOMMEND THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

TRUSTEES AND OFFICERS. Information about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

       NAME                         POSITION WITH THE TRUST
       ----                         -----------------------
       John S. Connors              Independent Trustee, Audit Committee Member
       John van Roden               Independent Trustee, Audit Committee Member
       Robert P. Andres             Independent Trustee, Audit Committee Member
       Gary Shugrue                 President and Chief Investment Officer
       Paul Knollmeyer              Vice President, Treasurer and
                                    Chief Financial Officer
       Stephanie Strid Davis        Secretary
       Trevor Williams              Vice President

INVESTMENT MANAGER. Ascendant Capital Partners, LLC (the "Investment Manager"), a Delaware limited liability company, serves as investment manager to the Trust. The Investment Manager is responsible for formulating a continuing investment program for the Trust. The principal business address of the Investment Manager is 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312.

ADMINISTRATOR. PFPC, Inc. ("PFPC"), a Delaware corporation, serves as the administrator for the Trust. PFPC provides general management related services, including those relating to valuation of the Trust's assets. PFPC is located at 103 Bellevue Parkway, Wilmington, Delaware 19808.

5% SHAREHOLDERS. As of March 31, 2005, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund.

                                                      NAME AND ADDRESS                 NUMBER OF      PERCENTAGE OF
FUND                                                 OF BENEFICIAL OWNER                 SHARES       FUND'S SHARES
----                                                 -------------------               ---------      -------------
ACP ADVISER SERIES STRATEGIC
OPPORTUNITIES FUND
                                         Michael Walder                                2,500.5531        5.5699%
                                         C/O Philadelphia InvestmentPartners
                                         1525 Locust St #1300
                                         Philadelphia, PA 19102

                                         Milliorn Family Trust                         42,393.4169      94.4301%
                                         C/O International Capital Management Corp.
                                         12001 North Central Expressway
                                         Dallas, TX 75243

                                                      NAME AND ADDRESS                 NUMBER OF      PERCENTAGE OF
FUND                                                 OF BENEFICIAL OWNER                 SHARES       FUND'S SHARES
----                                                 -------------------               ---------      -------------
ACP ADVANTAGE STRATEGIC OPPORTUNITIES
FUND
                                         Charles Walsh                                 4,970.7327        6.7371%
                                         C/O Alexander Key Investments
                                         1445 New York Ave, NW
                                         4th Floor
                                         Washington, DC 20005

                                         Jonathan Been                                 10,182.2753      13.8007%
                                         C/O Alexander Key Investmetns
                                         3333 Peachtree Rd NE
                                         6th Floor
                                         Atlanta, GA 30326

                                         Claire Tucker                                 4,605.6047        6.2423%
                                         C/O Sun trust Securities
                                         Attn: Lechelle Moore
                                         309 22nd Ave North
                                         Nashville, TN 37203

                                         Sandra Adams                                  13,789.6532      18.6901%
                                         C/O Holloway Financial Advisers
                                         500 NW 43rd , Suite 3
                                         Gainesville, FL 32607

                                         Jean Chance                                   11,715.0570      15.8782%
                                         C/O Holloway Financial Advisers
                                         500 NW 43rd , Suite 3
                                         Gainesville, FL 32607

                                         William May Jr.                               9,245.1468       12.5306%
                                         C/O Holloway Financial Advisers
                                         500 NW 43rd , Suite 3
                                         Gainesville, FL 32607

                                         Earl Pickens                                  14,566.5752      19.7431%
                                         C/O Holloway Financial Advisers
                                         500 NW 43rd , Suite 3
                                         Gainesville, FL 32607

ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Trust will not bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment any proxies that they are entitled to vote in favor of the proposals.

SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Ascendant Capital Partners, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

VOTING AND OTHER MATTERS. Abstentions and "broker non-votes" will not be counted for or against a proposal but will be counted for purposes of determining whether a quorum is present. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS. The Trust's last audited financial statements and annual report, for the fiscal year ended December 31, 2004 is available free of charge. To obtain a copy, please call the Trust at 610-993-9999, or send a written request to the Trust c/o Ascendant Capital Partners, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                   APPENDIX A
                                 ACP FUNDS TRUST

                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

         WHEREAS, ACP Funds Trust (the "Trust") is engaged in business as a closed-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Trust desires to compensate financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and mutual fund supermarkets ("Firms") and/or the Trust's distributor ("Distributor") for offering units of beneficial interest ("Shares") of any of the Trust's portfolios (the "Funds") listed in Exhibit A hereto and for providing the services described herein to persons (the "Shareholders") who from time to time beneficially own Shares of the Funds; and

         WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that the following Plan will benefit the Funds of the Trust and the Shareholders of such Funds; and

         WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Trustees of the Trust must adopt a plan under which Firms and/or the Distributor will provide the distribution services stated in Section 2; and

         WHEREAS, the Trustees of the Trust wish to adopt a plan under which Firms and/or the Distributor will provide or cause to be provided to Shareholders some or all of the shareholder services stated in Section 3;

         NOW, THEREFORE, the Trustees of the Trust hereby adopt the following Plan.

         SECTION 1. The Trust has adopted this Plan to enable the Trust directly or indirectly to bear expenses relating to the distribution of the Shares of the Trust and for the provision of shareholder services.

         SECTION 2. The Trust will pay Firms and/or the Distributor a fee up to the amount set forth in Exhibit A for distribution services. Firms and/or the Distributor may use this fee as compensation for their services in connection with distribution assistance; and the Distributor may use this fee as a source of payments to Firms, including the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

         SECTION 3. The Trust will also pay Firms and/or the Distributor a fee up to the amount set forth in Exhibit A for shareholder services. Firms and/or the Distributor may use payments under this aspect of the Plan to provide one or more of the following shareholder services: (i) maintaining Shareholder accounts; (ii) arranging for bank wires; (iii) responding to Shareholder inquiries relating to the services performed by the Distributor and/or Firms;
(iv) responding to inquiries from Shareholders concerning their investment in Shares; (v) assisting Shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to Shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds to Shareholders, such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices; (viii) processing purchase, exchange and redemption requests from Shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of Shareholders. The Distributor may also use this fee for payments to Firms and the Distributor and/or Firms' affiliates and subsidiaries, who have entered into agreements with the Distributor, as compensation for such services.

         SECTION 4. Aggregate fees paid pursuant to Sections 2 and 3 above shall not exceed seventy-five basis points (0.75%) for the distribution services under
Section 2 above and twenty-five basis points (0.25%) for the shareholder services under Section 3 above.

         SECTION 5. This Plan shall not take effect with respect to any Fund or Class of Shares thereof until it has been approved (a) by a vote of at least a majority of the outstanding voting securities of the Shares of such Fund or Class if fees are to be paid under Section 2; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees of the Trust and
(ii) the Qualified Trustees (as defined in Section 11 herein), cast in person at a Board of Trustees meeting called for the purpose of voting on this Plan or such agreement.

         SECTION 6. This Plan shall continue in effect for a period of more than one year after it takes effect, only for so long as such continuance is specifically approved at least annually in the manner provided in Part (b) of
Section 5 herein for the approval of this Plan.

         SECTION 7. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         SECTION 8. This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the Shares of the Trust.

         SECTION 9. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or by the vote of a majority of the outstanding voting securities of the Trust, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

         SECTION 10. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of the Funds or Class affected, and all material amendments to this Plan shall be approved in the manner provided in Part (b) of Section 5 herein for the approval of this Plan.

         SECTION 11. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

         SECTION 12. While this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust within the meaning of Section 2(a)(19) of the 1940 Act shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

         SECTION 13. This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

Dated as of November 1, 2002 and revised March 21, 2005.

                                    EXHIBIT A
                                    ---------

                                 ACP FUNDS TRUST
                   DISTRIBUTION AND SHAREHOLDER SERVICES FEES

DISTRIBUTION FEE
----------------
ACP Adviser Series Strategic Opportunities Fund............................Twenty-Five basis points (0.25%)
ACP Advantage Strategic Opportunities Fund.................................Seventy-Five basis points (0.75%)



SHAREHOLDER SERVICES FEE
------------------------
ACP Adviser Series Strategic Opportunities Fund............................Twenty-Five basis points (0.25%)
ACP Advantage Strategic Opportunities Fund.................................Twenty-Five basis points (0.25%)

CALCULATION OF FEES
-------------------

Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Shares of each listed Fund.

Dated: November 1, 2002
Revised:  March 21, 2005

                                 ACP FUNDS TRUST
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON

                                  JUNE 3, 2005

         The undersigned, hereby appoints Stephanie Strid Davis as proxy, with full power of substitution, to vote at the Special Meeting of Shareholders of the ACP Adviser Series Strategic Opportunities Fund and ACP Advantage Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of the ACP Funds Trust (the "Trust"), to be held at the offices of Ascendant Capital Partners, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on Friday, June 3, 2005, at 4:30 p.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

Proposal 1. To approve a new Distribution and Shareholder Services Plan for the
            Fund.

                      ____FOR          ____AGAINST                ____ABSTAIN

Proposal 2. To approve the retention or payment of fees paid to or incurred by financial institutions and intermediaries for the period March 21, 2004 through the effective date of the proposed new Distribution and Shareholder Services Plan.

                      ____FOR          ____AGAINST                ____ABSTAIN

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2005
      -----------------
                                                --------------------------------
                                                Signature of Shareholder

                                                --------------------------------
                                                Signature (Joint owners)

                                                --------------------------------
                                                Printed Name of Shareholder(s)

         PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.